EXHIBIT 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeremy Poirier, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 20-F of Bearing Lithium Corp. for the year ended October 31, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bearing Lithium Corp.

Dated: May 18, 2018

/s/Jeremy Poirier
Jeremy Poirier
President, Chief Executive Officer, and Director
(Principal Executive Officer)
Bearing Lithium Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Bearing Lithium Corp. and will be retained by Bearing Lithium Corp. and furnished to the Securities and Exchange Commission or its staff upon request.